UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-06325

BNY Mellon Midcap Index Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	10/31
Date of reporting period:	10/31/23

FORM N-CSR

Item 1. Reports to Stockholders.

BNY Mellon Midcap Index Fund, Inc.

ANNUAL REPORT October 31, 2023

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2022, through October 31, 2023, as provided by David France, CFA, Todd Frysinger, CFA, Vlasta Sheremeta, CFA, Michael Stoll and Marlene Walker Smith, Portfolio Managers.

Market and Fund Performance Overview

For the 12-month period ended October 31, 2023, BNY Mellon Midcap Index Fund, Inc.’s (the “fund”) Investor shares produced a total return of −1.58%, and its Class I shares returned −1.30%.1 In comparison, the S&P MidCap 400® Index (the “Index”), the fund’s benchmark, produced a total return of −1.06% for the same period.2,3

Equities produced mixed performance during the reporting period as inflationary pressures eased and economic growth remained positive, but the U.S. Federal Reserve (the “Fed”) warned that interest rates were likely to remain elevated. The difference in returns between the fund and the Index resulted primarily from transaction costs and operating expenses that are not reflected in Index results.

The Fund’s Investment Approach

The fund seeks to match the performance of the Index. To pursue its goal, the fund generally is fully invested in stocks included in the Index and in futures whose performance is tied to the Index. The fund generally invests in all stocks in the Index in proportion to their weighting in the Index.

Because the fund has expenses, performance will tend to be slightly lower than that of the Index. The fund attempts to have a correlation between its performance and that of the Index of at least 0.95, before fees and expenses. A correlation of 1.00 would mean that the fund and the Index were perfectly correlated.

The Index is an unmanaged index of the common stocks of 400 medium-sized companies. S&P weights each company’s stock in the Index by its market capitalization (i.e., the share price times the number of shares outstanding), adjusted by the number of available float shares (i.e., those shares available to public investors). Companies included in the Index generally have market capitalizations ranging between approximately $4.6 billion and $12.7 billion, to the extent consistent with market conditions.

Equities Deliver Mixed Returns as Inflation Eases and Rates Rise

U.S. equities gained ground during the first three quarters of the reporting period as interest-rate hikes implemented by the Fed gained traction in the fight against inflation. Inflation decreased from more than 7% annually in November 2022 to between 3% and 4% from June through September 2023, while the federal funds rate rose by more than 2% to a range of 5.25%–5.50%. Counter to expectations, despite the rise in interest rates, economic growth remained relatively strong, bolstered by robust consumer spending. As a result, investor expectations turned to hopes for a “soft landing,” in which the Fed would bring inflation under control without triggering a serious recession. Growth-oriented stocks performed particularly well in this environment, with market strength led by mega-cap technology-related names leveraged to advances in artificial intelligence (“AI”). Small- and mid-cap stocks underperformed their large-cap counterparts by a significant margin. Value-oriented and interest-rate-sensitive stocks underperformed as well, with the consumer staples, health care and financial sector producing the weakest returns.

Market sentiment shifted during the last three months of the period, as hawkish comments from the Fed dashed hopes that the central bank might soon reverse course and begin to reduce interest rates. As investors absorbed the increasing likelihood that rates would remain higher for longer, stocks lost their earlier gains, with the Index ending in mildly negative territory.

Economically Sensitive Shares Outperform While Defensives Lag

Sectors leveraged to U.S. economic growth produced the strongest returns in the Index, led by information technology. Top performers included computer server and storage solutions provider Super Micro Computer, Inc., electric component maker Jabil, Inc. and supply-chain software developer Manhattan Associates, Inc. Among industrials, notably strong names included freight transportation providers XPO, Inc. and Saia, Inc. In consumer discretionary, apparel and accessories company Deckers Outdoor Corp. and residential construction firm Toll Brothers, Inc. led gains.

Conversely, the communication services sector came under pressure as market sentiment turned away from relatively defensive areas. Notably weak performers included sales and marketing software company ZoomInfo Technologies, Inc. telecommunication services provider Cable One, Inc. and media company TEGNA, Inc. Among utilities, shares in Hawaiian Electric Industries, Inc. suffered due to potential liability related to wildfires that occurred in Hawaii in August 2023, while negative sentiment toward high-yielding stocks and renewables took a particularly sharp toll on other utilities, such as UGI Corp. and Ormat Technologies, Inc. In health care, significant underperformers included medical device maker Masimo Corp., medical information services provider Doximity, Inc. and medical instrument company ICU Medical, Inc.

The fund’s use of derivatives during the period was limited to futures contracts employed solely to offset the impact of cash positions, which the fund holds pursuant to its operations, but the Index does not. Such holdings helped the fund more closely match the performance of the Index.

Replicating the Performance of the Index

Although the Fed may not raise rates further in the coming months, the impact of recent rate hikes is likely to continue rippling through the economy for some time to come. Time will tell if the rate increases already imposed can bring inflation down to the Fed’s target of 2%, and if the economy can continue to grow despite the impact of higher borrowing costs for consumers and businesses alike.

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

However developments unfold, in seeking to match the performance of the Index, we do not actively manage investments in response to macroeconomic trends. As always, we continue to monitor factors that affect the fund’s investments.

November 15, 2023

¹ Total return includes reinvestment of dividends and any capital gains paid. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement. Had these expenses not been absorbed, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

² Source: Lipper Inc. — The S&P MidCap 400® Index provides investors with a benchmark for midsized companies. The Index measures the performance of midsized companies, reflecting the distinctive risk and return characteristics of this market segment. Investors cannot invest directly in any index.

3 “Standard & Poor’s®,” “S&P®,” and “S&P MidCap 400®” are registered trademarks of Standard & Poor’s Financial Services LLC and have been licensed for use on behalf of the fund. The fund is not sponsored, endorsed, managed, advised, sold or promoted by Standard & Poor’s and its affiliates, and Standard & Poor’s and its affiliates make no representation regarding the advisability of investing in the fund.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund uses an indexing strategy. It does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor stock performance.

The prices of mid-cap company stocks tend to be more volatile than the prices of large company stocks, mainly because these companies have less established and more volatile earnings histories. They also tend to be less liquid than larger company stocks.

The fund may, but is not required, to use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Investor shares and Class I shares of BNY Mellon Midcap Index Fund, Inc. with a hypothetical investment of $10,000 in the S&P MidCap 400® Index (the “Index”).

† Source: Lipper Inc.

†† The total return figures presented for Class I shares of the fund reflect the performance of the fund’s Investor shares for the period prior to 8/31/16 (the inception date for Class I shares).

Past performance is not predictive of future performance.

The above graph compares a hypothetical investment of $10,000 made in each of the Investor shares and Class I shares of BNY Mellon Midcap Index Fund, Inc. on 10/31/13 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses. The Index provides investors with a benchmark for mid-sized companies. The Index measures the performance of mid-sized companies, reflecting the distinctive risk and return characteristics of this market segment. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

FUND PERFORMANCE (Unaudited) (continued)

Average Annual Total Returns as of 10/31/2023
	Inception Date	1 Year	5 Years	10 Years
Investor Shares	6/19/1991	-1.58%	6.50%	7.45%
Class I	8/31/2016	-1.30%	6.77%	7.64%†
S&P MidCap 400® Index		-1.06%	7.03%	7.95%

† The total return performance figures presented for Class I shares of the fund reflect the performance of the fund’s Investor shares for the period prior to 8/31/16 (the inception date for Class I shares).

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Midcap Index Fund, Inc. from May 1, 2023 to October 31, 2023. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended October 31, 2023

	Investor Shares	Class I
Expenses paid per $1,000†	$2.47	$1.23
Ending value (after expenses)	$956.10	$957.30

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended October 31, 2023

	Investor Shares	Class I
Expenses paid per $1,000†	$2.55	$1.28
Ending value (after expenses)	$1,022.68	$1,023.95
†

Expenses are equal to the fund’s annualized expense ratio of .50% for Investor Shares and .25% for Class I, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
October 31, 2023

Description	Shares		Value ($)
Common Stocks - 98.8%
Automobiles & Components - 2.0%
Adient PLC	61,915	[a]	2,085,916
Autoliv, Inc.	50,249		4,605,321
Fox Factory Holding Corp.	27,923	[a]	2,274,887
Gentex Corp.	154,266		4,424,349
Harley-Davidson, Inc.	85,261		2,289,258
Lear Corp.	38,844		5,040,397
The Goodyear Tire & Rubber Company	186,741	[a]	2,222,218
Thor Industries, Inc.	35,369	[b]	3,109,996
Visteon Corp.	18,459	[a]	2,125,185
			28,177,527
Banks - 5.2%
Associated Banc-Corp	100,918		1,635,881
Bank OZK	69,601		2,492,412
Cadence Bank	120,275		2,547,424
Columbia Banking System, Inc.	135,136		2,658,125
Commerce Bancshares, Inc.	74,864		3,283,535
Cullen/Frost Bankers, Inc.	42,360		3,854,336
East West Bancorp, Inc.	93,536		5,015,400
F.N.B. Corp.	236,373		2,526,827
First Financial Bankshares, Inc.	83,659		2,011,999
First Horizon Corp.	366,526		3,940,154
Glacier Bancorp, Inc.	74,637		2,253,291
Hancock Whitney Corp.	56,060		1,930,146
Home BancShares, Inc.	123,674		2,529,133
International Bancshares Corp.	36,259		1,589,232
New York Community Bancorp, Inc.	477,790		4,529,449
Old National Bancorp	191,327		2,621,180
Pinnacle Financial Partners, Inc.	50,725		3,163,211
Prosperity Bancshares, Inc.	61,940		3,378,208
SouthState Corp.	50,163		3,315,774
Synovus Financial Corp.	96,016		2,503,137
Texas Capital Bancshares, Inc.	30,984	[a]	1,705,979
UMB Financial Corp.	28,766		1,804,204
United Bankshares, Inc.	88,888		2,527,975
Valley National Bancorp	276,636		2,152,228
Webster Financial Corp.	114,645		4,353,071
Wintrust Financial Corp.	40,454		3,021,509
			73,343,820
Capital Goods - 14.0%
Acuity Brands, Inc.	20,631		3,341,603
Advanced Drainage Systems, Inc.	45,754		4,887,900

Description	Shares		Value ($)
Common Stocks - 98.8% (continued)
Capital Goods - 14.0% (continued)
AECOM	90,976		6,964,213
AGCO Corp.	41,111		4,713,787
Builders FirstSource, Inc.	82,044	[a]	8,903,415
BWX Technologies, Inc.	60,522		4,495,574
Carlisle Cos., Inc.	33,015		8,388,781
Chart Industries, Inc.	27,754	[a,b]	3,225,847
Crane Co.	31,739		3,089,157
Curtiss-Wright Corp.	25,349		5,039,635
Donaldson Co., Inc.	79,158		4,564,250
EMCOR Group, Inc.	31,191		6,445,620
EnerSys	26,761		2,290,206
Esab Corp.	37,288		2,360,330
Flowserve Corp.	86,926		3,191,923
Fluor Corp.	94,845	[a]	3,157,390
Fortune Brands Innovations, Inc.	83,987		4,686,475
GATX Corp.	23,180		2,424,164
Graco, Inc.	111,756		8,309,059
Hexcel Corp.	55,873		3,459,656
ITT, Inc.	53,651		5,008,321
Lennox International, Inc.	21,142		7,833,957
Lincoln Electric Holdings, Inc.	38,012		6,644,498
MasTec, Inc.	39,444	[a]	2,344,551
MDU Resources Group, Inc.	132,740		2,470,291
MSC Industrial Direct Co., Inc., Cl. A	30,826		2,920,763
nVent Electric PLC	109,719		5,280,775
Oshkosh Corp.	43,211		3,790,901
Owens Corning	58,879		6,675,112
RBC Bearings, Inc.	19,057	[a,b]	4,189,491
Regal Rexnord Corp.	43,855		5,192,871
Sensata Technologies Holding PLC	100,210		3,194,695
Simpson Manufacturing Co., Inc.	28,150		3,749,017
Sunrun, Inc.	145,900	[a,b]	1,407,935
Terex Corp.	43,691		2,001,048
The Middleby Corp.	35,481	[a]	4,004,740
The Timken Company	42,908		2,965,801
The Toro Company	67,909		5,489,764
Trex Co., Inc.	71,771	[a]	4,034,248
UFP Industries, Inc.	40,971		3,899,210
Valmont Industries, Inc.	13,747		2,706,922
Watsco, Inc.	21,988		7,671,393
Watts Water Technologies, Inc., Cl. A	18,172		3,143,938
WESCO International, Inc.	29,240		3,748,568

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 98.8% (continued)
Capital Goods - 14.0% (continued)
Woodward, Inc.	39,928		4,979,022
			199,286,817
Commercial & Professional Services - 4.6%
ASGN, Inc.	32,067	[a]	2,676,312
CACI International, Inc., Cl. A	14,877	[a]	4,831,454
Clean Harbors, Inc.	33,299	[a]	5,117,057
Concentrix Corp.	28,411		2,165,202
ExlService Holdings, Inc.	109,360	[a]	2,855,390
Exponent, Inc.	33,256		2,437,332
FTI Consulting, Inc.	22,417	[a]	4,758,232
Genpact Ltd.	110,259		3,698,087
Insperity, Inc.	23,472		2,484,276
KBR, Inc.	88,165		5,126,795
ManpowerGroup, Inc.	32,514		2,275,005
MAXIMUS, Inc.	40,211		3,004,566
MSA Safety, Inc.	24,437		3,858,114
Paylocity Holding Corp.	28,365	[a]	5,088,681
Science Applications International Corp.	34,942		3,817,064
Stericycle, Inc.	60,819	[a]	2,508,176
Tetra Tech, Inc.	35,200		5,312,032
The Brink's Company	30,349		2,029,134
Vestis Corp.	86,379	[a]	1,320,735
			65,363,644
Consumer Discretionary Distribution - 3.6%
AutoNation, Inc.	17,834	[a]	2,319,847
Dick's Sporting Goods, Inc.	40,959		4,380,565
Five Below, Inc.	36,837	[a]	6,408,901
Floor & Decor Holdings, Inc., Cl. A	69,209	[a]	5,702,822
GameStop Corp., Cl. A	173,987	[a,b]	2,395,801
Lithia Motors, Inc.	18,251		4,420,575
Macy's, Inc.	175,321		2,135,410
Murphy USA, Inc.	12,749		4,623,935
Nordstrom, Inc.	64,304	[b]	898,970
Ollie's Bargain Outlet Holdings, Inc.	41,057	[a]	3,171,243
Penske Automotive Group, Inc.	13,000		1,860,040
RH	10,239	[a]	2,231,692
The Gap, Inc.	140,538		1,798,886
Valvoline, Inc.	91,572		2,716,941
Williams-Sonoma, Inc.	42,065	[b]	6,319,846
			51,385,474
Consumer Durables & Apparel - 4.7%
Brunswick Corp.	46,184		3,208,402
Capri Holdings Ltd.	76,768	[a]	3,928,986

Description	Shares		Value ($)
Common Stocks - 98.8% (continued)
Consumer Durables & Apparel - 4.7% (continued)
Carter's, Inc.	23,462	[b]	1,575,708
Columbia Sportswear Co.	22,767	[b]	1,680,205
Crocs, Inc.	40,788	[a]	3,643,184
Deckers Outdoor Corp.	17,162	[a]	10,246,744
Helen of Troy Ltd.	16,159	[a]	1,588,753
KB Home	51,923		2,294,997
Leggett & Platt, Inc.	88,291		2,068,658
Mattel, Inc.	234,580	[a]	4,475,786
Polaris, Inc.	35,066		3,030,404
PVH Corp.	41,528		3,087,607
Skechers USA, Inc., Cl. A	88,552	[a]	4,269,977
Taylor Morrison Home Corp.	71,567	[a]	2,742,447
Tempur Sealy International, Inc.	114,035		4,553,418
Toll Brothers, Inc.	71,430		5,050,815
TopBuild Corp.	21,006	[a]	4,805,333
Topgolf Callaway Brands Corp.	93,157	[a]	1,138,379
Under Armour, Inc., Cl. A	129,202	[a]	885,034
Under Armour, Inc., Cl. C	121,921	[a,b]	783,952
YETI Holdings, Inc.	57,314	[a]	2,436,991
			67,495,780
Consumer Services - 4.6%
Aramark	172,758		4,652,373
Boyd Gaming Corp.	46,869		2,589,512
Choice Hotels International, Inc.	16,669	[b]	1,841,924
Churchill Downs, Inc.	44,697		4,909,518
Graham Holdings Co., Cl. B	2,421		1,401,081
Grand Canyon Education, Inc.	19,621	[a]	2,321,753
H&R Block, Inc.	100,412		4,121,913
Hilton Grand Vacations, Inc.	48,177	[a]	1,731,963
Hyatt Hotels Corp., Cl. A	29,589		3,031,097
Light & Wonder, Inc.	60,236	[a]	4,403,854
Marriott Vacations Worldwide Corp.	22,492		2,021,131
Penn Entertainment, Inc.	99,631	[a]	1,965,720
Planet Fitness, Inc., Cl. A	55,904	[a]	3,089,814
Service Corp. International	99,635		5,422,137
Texas Roadhouse, Inc.	44,290		4,497,207
The Wendy's Company	109,911		2,090,507
Travel + Leisure Co.	49,180		1,673,595
Vail Resorts, Inc.	25,400		5,391,150
Wingstop, Inc.	19,745		3,608,794
Wyndham Hotels & Resorts, Inc.	55,787		4,038,979
			64,804,022

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 98.8% (continued)
Consumer Staples Distribution - 2.1%
BJ's Wholesale Club Holdings, Inc.	88,789	[a]	6,048,307
Casey's General Stores, Inc.	24,723		6,722,431
Grocery Outlet Holding Corp.	65,006	[a]	1,798,716
Performance Food Group Co.	103,234	[a]	5,962,796
Sprouts Farmers Market, Inc.	67,435	[a]	2,833,619
US Foods Holding Corp.	150,130	[a]	5,846,062
			29,211,931
Energy - 6.2%
Antero Midstream Corp.	229,267		2,829,155
Antero Resources Corp.	185,664	[a]	5,465,948
ChampionX Corp.	130,041		4,005,263
Chesapeake Energy Corp.	74,429	[b]	6,406,848
Chord Energy Corp.	27,113		4,482,321
Civitas Resources, Inc.	55,313	[b]	4,172,260
CNX Resources Corp.	106,936	[a]	2,322,650
DT Midstream, Inc.	63,877		3,447,442
Equitrans Midstream Corp.	283,920		2,518,370
HF Sinclair Corp.	96,120		5,323,126
Matador Resources Co.	73,388		4,527,306
Murphy Oil Corp.	97,549		4,377,024
NOV, Inc.	260,372		5,197,025
Ovintiv, Inc.	166,070		7,971,360
PBF Energy, Inc., Cl. A	72,743		3,457,475
Permian Resources Corp.	237,187		3,455,815
Range Resources Corp.	157,652		5,650,248
Southwestern Energy Co.	728,797	[a]	5,196,323
Valaris Ltd.	42,302	[a]	2,793,624
Weatherford International PLC	47,513	[a]	4,422,985
			88,022,568
Equity Real Estate Investment - 7.0%
Agree Realty Corp.	63,448	[c]	3,549,281
Apartment Income REIT Corp.	98,011	[c]	2,862,901
Brixmor Property Group, Inc.	197,085	[c]	4,097,397
COPT Defense Properties	76,291	[c]	1,739,435
Cousins Properties, Inc.	102,881	[c]	1,838,483
CubeSmart	147,005	[b,c]	5,011,400
EastGroup Properties, Inc.	29,814	[c]	4,867,135
EPR Properties	50,963	[c]	2,176,120
Equity Lifestyle Properties, Inc.	123,108	[c]	8,100,506
First Industrial Realty Trust, Inc.	87,737	[c]	3,711,275
Gaming & Leisure Properties, Inc.	172,804	[c]	7,843,574
Healthcare Realty Trust, Inc.	251,508	[c]	3,609,140
Independence Realty Trust, Inc.	144,877	[c]	1,795,026

Description	Shares		Value ($)
Common Stocks - 98.8% (continued)
Equity Real Estate Investment - 7.0% (continued)
Kilroy Realty Corp.	69,196	[c]	1,977,622
Kite Realty Group Trust	144,425	[c]	3,079,141
Lamar Advertising Co., Cl. A	57,217	[c]	4,707,243
Medical Properties Trust, Inc.	391,583	[b,c]	1,871,767
National Storage Affiliates Trust	52,944	[c]	1,509,963
NNN REIT, Inc.	121,357	[c]	4,408,900
Omega Healthcare Investors, Inc.	160,327	[c]	5,306,824
Park Hotels & Resorts, Inc.	140,897	[c]	1,624,542
Physicians Realty Trust	152,539	[c]	1,656,574
Potlatchdeltic Corp.	52,357	[b,c]	2,243,497
Rayonier, Inc.	91,167	[c]	2,301,055
Rexford Industrial Realty, Inc.	135,656	[c]	5,865,765
Sabra Health Care REIT, Inc.	151,747	[c]	2,069,829
Spirit Realty Capital, Inc.	92,876	[c]	3,342,607
STAG Industrial, Inc.	119,234	[c]	3,960,953
Vornado Realty Trust	105,751	[b,c]	2,030,419
			99,158,374
Financial Services - 4.9%
Affiliated Managers Group, Inc.	23,219		2,850,364
Ally Financial, Inc.	178,684		4,322,366
Annaly Capital Management, Inc.	326,966	[c]	5,103,939
Essent Group Ltd.	70,564		3,333,443
Euronet Worldwide, Inc.	30,945	[a]	2,377,814
Evercore, Inc., Cl. A	22,987		2,992,448
Federated Hermes, Inc.	57,621		1,826,586
FirstCash Holdings, Inc.	24,366		2,653,945
Interactive Brokers Group, Inc., Cl. A	70,130		5,615,309
Janus Henderson Group PLC	85,787		1,979,106
Jefferies Financial Group, Inc.	115,208		3,707,393
MGIC Investment Corp.	186,661		3,143,371
Morningstar, Inc.	17,105	[b]	4,331,670
SEI Investments Co.	66,400		3,563,024
SLM Corp.	149,878		1,948,414
Starwood Property Trust, Inc.	193,053	[b,c]	3,426,691
Stifel Financial Corp.	69,216		3,945,312
The Western Union Company	246,824		2,786,643
Voya Financial, Inc.	69,816		4,661,614
WEX, Inc.	28,438	[a]	4,734,358
			69,303,810
Food, Beverage & Tobacco - 1.8%
Celsius Holdings, Inc.	32,534	[a]	4,948,096
Coca-Cola Consolidated, Inc.	3,046		1,938,505
Darling Ingredients, Inc.	105,450	[a]	4,670,380

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 98.8% (continued)
Food, Beverage & Tobacco - 1.8% (continued)
Flowers Foods, Inc.	126,904		2,783,005
Ingredion, Inc.	43,015		4,025,344
Lancaster Colony Corp.	13,563		2,294,453
Pilgrim's Pride Corp.	26,343	[a]	671,746
Post Holdings, Inc.	33,635	[a]	2,700,218
The Boston Beer Company, Inc., Cl. A	6,101	[a]	2,037,429
			26,069,176
Health Care Equipment & Services - 4.9%
Acadia Healthcare Co., Inc.	60,842	[a]	4,472,495
Amedisys, Inc.	22,022	[a]	2,014,793
Chemed Corp.	9,929		5,586,552
Doximity, Inc., Cl. A	81,462	[a]	1,664,269
Encompass Health Corp.	66,178		4,140,096
Enovis Corp.	33,411	[a]	1,533,565
Envista Holdings Corp.	108,275	[a]	2,519,559
Globus Medical, Inc., Cl. A	77,594	[a]	3,546,822
Haemonetics Corp.	33,358	[a]	2,843,102
HealthEquity, Inc.	56,304	[a]	4,035,871
ICU Medical, Inc.	13,156	[a]	1,290,077
Inari Medical, Inc.	32,993	[a]	2,003,005
Integra LifeSciences Holdings Corp.	45,874	[a]	1,649,629
Lantheus Holdings, Inc.	45,113	[a]	2,914,300
LivaNova PLC	34,795	[a]	1,706,695
Masimo Corp.	29,343	[a]	2,380,598
Neogen Corp.	130,318	[a]	1,940,435
Option Care Health, Inc.	118,630	[a]	3,289,610
Patterson Cos., Inc.	55,751		1,698,175
Penumbra, Inc.	25,072	[a]	4,792,513
Progyny, Inc.	55,701	[a]	1,718,933
QuidelOrtho Corp.	32,753	[a]	2,000,553
R1 RCM, Inc.	129,740	[a]	1,529,635
Shockwave Medical, Inc.	24,296	[a]	5,011,293
Tenet Healthcare Corp.	67,098	[a]	3,603,163
			69,885,738
Household & Personal Products - .4%
BellRing Brands, Inc.	86,940	[a]	3,801,886
Coty, Inc., Cl. A	237,059	[a]	2,221,243
			6,023,129
Insurance - 4.9%
American Financial Group, Inc.	43,309		4,736,272
Brighthouse Financial, Inc.	42,835	[a]	1,940,425
CNO Financial Group, Inc.	73,668		1,707,624
Erie Indemnity Co., Cl. A	16,496		4,556,030

Description	Shares		Value ($)
Common Stocks - 98.8% (continued)
Insurance - 4.9% (continued)
Fidelity National Financial, Inc.	170,287	[b]	6,656,519
First American Financial Corp.	68,175		3,506,922
Kemper Corp.	39,938		1,592,727
Kinsale Capital Group, Inc.	14,540		4,855,051
Old Republic International Corp.	173,359		4,746,569
Primerica, Inc.	23,701		4,530,683
Reinsurance Group of America, Inc.	43,425		6,490,735
RenaissanceRe Holdings Ltd.	33,833		7,429,388
RLI Corp.	26,557		3,538,455
Selective Insurance Group, Inc.	39,785		4,142,016
The Hanover Insurance Group, Inc.	23,076		2,704,738
Unum Group	121,768		5,954,455
			69,088,609
Materials - 6.9%
Alcoa Corp.	118,079		3,027,546
AptarGroup, Inc.	42,889		5,244,038
Ashland, Inc.	34,090		2,612,317
Avient Corp.	58,759		1,857,960
Axalta Coating Systems Ltd.	146,487	[a]	3,842,354
Berry Global Group, Inc.	78,214		4,301,770
Cabot Corp.	36,849		2,449,721
Cleveland-Cliffs, Inc.	335,859	[a]	5,635,714
Commercial Metals Co.	77,013		3,256,880
Crown Holdings, Inc.	79,814		6,433,008
Eagle Materials, Inc.	23,004		3,540,546
Graphic Packaging Holding Co.	203,270		4,372,338
Greif, Inc., Cl. A	16,120		1,023,620
Knife River Corp.	34,402	[a,b]	1,731,109
Louisiana-Pacific Corp.	42,530		2,180,938
MP Materials Corp.	94,797	[a,b]	1,554,671
NewMarket Corp.	4,441		2,141,228
Olin Corp.	82,876		3,540,463
Reliance Steel & Aluminum Co.	38,679		9,839,164
Royal Gold, Inc.	43,371		4,524,896
RPM International, Inc.	84,564		7,718,156
Silgan Holdings, Inc.	54,813		2,195,809
Sonoco Products Co.	64,701		3,352,159
The Chemours Company	97,981		2,362,322
The Scotts Miracle-Gro Company	26,978	[b]	1,198,902
United States Steel Corp.	147,373		4,994,471
Westlake Corp.	21,152		2,440,095
Worthington Industries, Inc.	19,655		1,211,141
			98,583,336

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 98.8% (continued)
Media & Entertainment - 1.3%
Cable One, Inc.	3,001		1,650,160
Nexstar Media Group, Inc.	22,058	[b]	3,089,885
TEGNA, Inc.	133,555		1,937,883
The New York Times Company, Cl. A	108,109		4,357,874
TKO Group Holdings, Inc.	34,509		2,829,048
Ziff Davis, Inc.	30,686	[a]	1,855,276
ZoomInfo Technologies, Inc.	201,625	[a,b]	2,613,060
			18,333,186
Pharmaceuticals, Biotechnology & Life Sciences - 3.2%
Arrowhead Pharmaceuticals, Inc.	69,641	[a]	1,712,472
Azenta, Inc.	39,751	[a]	1,806,683
Bruker Corp.	63,929		3,643,953
Exelixis, Inc.	210,105	[a]	4,326,062
Halozyme Therapeutics, Inc.	86,903	[a]	2,943,405
Jazz Pharmaceuticals PLC	41,669	[a]	5,292,796
Medpace Holdings, Inc.	15,344	[a]	3,723,528
Neurocrine Biosciences, Inc.	64,456	[a]	7,150,749
Perrigo Co. PLC	88,610		2,449,180
Repligen Corp.	34,287	[a]	4,613,659
Sotera Health Co.	63,261	[a,b]	800,884
United Therapeutics Corp.	30,996	[a]	6,907,769
			45,371,140
Real Estate Management & Development - .3%
Jones Lang LaSalle, Inc.	31,591	[a]	4,041,121
Semiconductors & Semiconductor Equipment - 2.3%
Allegro MicroSystems, Inc.	48,525	[a]	1,259,709
Amkor Technology, Inc.	70,146		1,463,246
Cirrus Logic, Inc.	36,099	[a]	2,416,106
Lattice Semiconductor Corp.	91,063	[a]	5,064,013
MACOM Technology Solutions Holdings, Inc.	35,525	[a]	2,505,933
MKS Instruments, Inc.	41,421		2,719,703
Onto Innovation, Inc.	32,336	[a]	3,633,596
Power Integrations, Inc.	37,542		2,602,787
Silicon Laboratories, Inc.	20,774	[a]	1,914,947
Synaptics, Inc.	25,915	[a]	2,168,049
Universal Display Corp.	28,774		4,004,765
Wolfspeed, Inc.	82,260	[a,b]	2,783,678
			32,536,532
Software & Services - 3.5%
ACI Worldwide, Inc.	72,692	[a]	1,480,736
Aspen Technology, Inc.	18,762	[a]	3,334,945
Blackbaud, Inc.	28,569	[a]	1,868,413

Description	Shares		Value ($)
Common Stocks - 98.8% (continued)
Software & Services - 3.5% (continued)
Commvault Systems, Inc.	28,492	[a]	1,861,952
Dolby Laboratories, Inc., Cl. A	38,321		3,101,702
Dropbox, Inc., CI. A	170,563	[a]	4,485,807
Dynatrace, Inc.	156,944	[a]	7,016,966
Envestnet, Inc.	32,862	[a]	1,215,894
GoDaddy, Inc., Cl. A	96,596	[a]	7,073,725
Kyndryl Holdings, Inc.	151,233	[a]	2,212,539
Manhattan Associates, Inc.	40,422	[a]	7,881,482
NCR Voyix Corp.	88,574	[a]	1,354,296
Qualys, Inc.	24,222	[a]	3,704,755
Teradata Corp.	65,433	[a]	2,795,298
			49,388,510
Technology Hardware & Equipment - 4.1%
Arrow Electronics, Inc.	36,770	[a]	4,170,086
Avnet, Inc.	60,259		2,791,799
Belden, Inc.	27,923		1,979,741
Calix, Inc.	38,935	[a]	1,289,527
Ciena Corp.	98,884	[a]	4,172,905
Cognex Corp.	113,918		4,099,909
Coherent Corp.	86,059	[a]	2,547,346
Crane NXT Co.	31,481		1,637,012
IPG Photonics Corp.	19,751	[a]	1,696,611
Jabil, Inc.	86,106		10,573,817
Littelfuse, Inc.	16,169		3,503,337
Lumentum Holdings, Inc.	44,786	[a]	1,756,059
Novanta, Inc.	23,708	[a]	3,130,878
Super Micro Computer, Inc.	30,193	[a]	7,230,318
TD SYNNEX Corp.	33,509		3,072,105
Vishay Intertechnology, Inc.	82,983		1,845,542
Vontier Corp.	102,459		3,028,688
			58,525,680
Telecommunication Services - .4%
Frontier Communications Parent, Inc.	145,704	[a]	2,611,016
Iridium Communications, Inc.	82,510		3,056,995
			5,668,011
Transportation - 2.5%
Avis Budget Group, Inc.	13,068	[a]	2,127,470
GXO Logistics, Inc.	78,624	[a]	3,971,298
Hertz Global Holdings, Inc.	88,518	[a]	746,207
Kirby Corp.	39,329	[a]	2,937,876
Knight-Swift Transportation Holdings, Inc.	106,571		5,210,256
Landstar System, Inc.	23,699		3,905,121

STATEMENT OF INVESTMENTS (continued)

Description		Shares		Value ($)
Common Stocks - 98.8% (continued)
Transportation - 2.5% (continued)
Ryder System, Inc.		30,132		2,939,075
Saia, Inc.		17,544	[a]	6,289,349
Werner Enterprises, Inc.		41,454		1,505,609
XPO, Inc.		76,686	[a]	5,813,566
				35,445,827
Utilities - 3.4%
ALLETE, Inc.		39,365		2,107,602
Black Hills Corp.		44,209		2,137,505
Essential Utilities, Inc.		160,521		5,371,033
IDACORP, Inc.		33,343		3,157,916
National Fuel Gas Co.		59,989		3,056,440
New Jersey Resources Corp.		63,329		2,569,891
NorthWestern Energy Group, Inc.		38,784		1,862,020
OGE Energy Corp.		132,003		4,514,503
ONE Gas, Inc.		36,311	[b]	2,193,184
Ormat Technologies, Inc.		35,692	[b]	2,196,486
PNM Resources, Inc.		56,333		2,380,633
Portland General Electric Co.		66,942		2,679,019
Southwest Gas Holdings, Inc.		39,697		2,326,641
Spire, Inc.		35,689		1,985,379
UGI Corp.		138,536		2,881,549
Vistra Corp.		227,912		7,457,281
				48,877,082
Total Common Stocks (cost $1,037,502,682)				1,403,390,844
	1-Day Yield (%)
Investment Companies - 1.2%
Registered Investment Companies - 1.2%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $17,443,710)	5.40	17,443,710	[d]	17,443,710

Description	1-Day Yield (%)	Shares		Value ($)
Investment of Cash Collateral for Securities Loaned - .5%
Registered Investment Companies - .5%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $6,453,255)	5.40	6,453,255	[d]	6,453,255
Total Investments (cost $1,061,399,647)		100.5%		1,427,287,809
Liabilities, Less Cash and Receivables		(.5%)		(7,171,919)
Net Assets		100.0%		1,420,115,890

REIT—Real Estate Investment Trust

a Non-income producing security.

b Security, or portion thereof, on loan. At October 31, 2023, the value of the fund’s securities on loan was $60,714,997 and the value of the collateral was $61,885,977, consisting of cash collateral of $6,453,255 and U.S. Government & Agency securities valued at $55,432,722. In addition, the value of collateral may include pending sales that are also on loan.

c Investment in real estate investment trust within the United States.

d Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Industrials	21.1
Consumer Discretionary	14.9
Financials	14.9
Information Technology	9.9
Health Care	8.1
Real Estate	7.3
Materials	7.0
Energy	6.2
Consumer Staples	4.3
Utilities	3.4
Communication Services	1.7
Investment Companies	1.7
100.5

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS (continued)

Affiliated Issuers
Description	Value ($) 10/31/2022	Purchases ($)†	Sales ($)	Value ($) 10/31/2023	Dividends/ Distributions ($)
Registered Investment Companies - 1.2%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - 1.2%	30,751	279,846,796	(262,433,837)	17,443,710	614,391
Investment of Cash Collateral for Securities Loaned - .5%††
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - .5%	-	74,397,182	(67,943,927)	6,453,255	60,426	†††
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - .0%	9,815,970	117,605,918	(127,421,888)	-	290,560	†††
Total - 1.7%	9,846,721	471,849,896	(457,799,652)	23,896,965	965,377

† Includes reinvested dividends/distributions.

†† Effective July 3, 2023, cash collateral for securities lending was transferred from Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares to Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares.

††† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

Futures
Description	Number of Contracts	Expiration	Notional Value ($)	Market Value ($)	Unrealized (Depreciation) ($)
Futures Long
Standard & Poor's Midcap 400 E-mini	78	12/15/2023	19,471,296	18,525,780	(945,516)
Gross Unrealized Depreciation				(945,516)

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2023

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $60,714,997)—Note 1(b):
Unaffiliated issuers	1,037,502,682	1,403,390,844
Affiliated issuers	23,896,965	23,896,965
Cash		48
Cash collateral held by broker—Note 4		1,221,000
Dividends and securities lending income receivable		749,570
Receivable for shares of Common Stock subscribed		552,759
Receivable for futures variation margin—Note 4		174,002
		1,429,985,188
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)		556,322
Liability for securities on loan—Note 1(b)		6,453,255
Payable for shares of Common Stock redeemed		1,898,207
Payable for investment securities purchased		818,545
Directors’ fees and expenses payable		142,969
		9,869,298
Net Assets ($)		1,420,115,890
Composition of Net Assets ($):
Paid-in capital		931,428,615
Total distributable earnings (loss)		488,687,275
Net Assets ($)		1,420,115,890

Net Asset Value Per Share	Investor Shares	Class I
Net Assets ($)	1,148,638,203	271,477,687
Shares Outstanding	43,970,875	10,442,005
Net Asset Value Per Share ($)	26.12	26.00

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended October 31, 2023

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	24,853,474
Affiliated issuers	614,391
Income from securities lending—Note 1(b)	350,986
Interest	108,037
Total Income	25,926,888
Expenses:
Management fee—Note 3(a)	4,012,369
Shareholder servicing costs—Note 3(b)	3,208,507
Directors’ fees—Note 3(a,c)	83,600
Legal fees—Note 5	67,947
Loan commitment fees—Note 2	37,802
Interest expense—Note 2	1,149
Total Expenses	7,411,374
Less—Directors’ fees reimbursed by BNY Mellon Investment Adviser, Inc.—Note 3(a)	(83,600)
Net Expenses	7,327,774
Net Investment Income	18,599,114
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	141,471,799
Net realized gain (loss) on futures	364,667
Net Realized Gain (Loss)	141,836,466
Net change in unrealized appreciation (depreciation) on investments	(171,097,930)
Net change in unrealized appreciation (depreciation) on futures	(1,419,901)
Net Change in Unrealized Appreciation (Depreciation)	(172,517,831)
Net Realized and Unrealized Gain (Loss) on Investments	(30,681,365)
Net (Decrease) in Net Assets Resulting from Operations	(12,082,251)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2023	2022
Operations ($):
Net investment income	18,599,114	21,887,986
Net realized gain (loss) on investments	141,836,466	248,321,466
Net change in unrealized appreciation (depreciation) on investments	(172,517,831)	(547,166,500)
Net Increase (Decrease) in Net Assets Resulting from Operations	(12,082,251)	(276,957,048)
Distributions ($):
Distributions to shareholders:
Investor Shares	(177,879,425)	(234,277,446)
Class I	(50,021,608)	(83,964,467)
Total Distributions	(227,901,033)	(318,241,913)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Investor Shares	112,505,837	147,791,355
Class I	46,761,684	55,637,332
Distributions reinvested:
Investor Shares	173,523,704	228,469,601
Class I	32,120,992	50,772,323
Cost of shares redeemed:
Investor Shares	(259,178,286)	(430,027,882)
Class I	(148,728,378)	(183,803,248)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(42,994,447)	(131,160,519)
Total Increase (Decrease) in Net Assets	(282,977,731)	(726,359,480)
Net Assets ($):
Beginning of Period	1,703,093,621	2,429,453,101
End of Period	1,420,115,890	1,703,093,621
Capital Share Transactions (Shares):
Investor Shares[a]
Shares sold	3,997,057	4,518,520
Shares issued for distributions reinvested	6,570,379	6,555,799
Shares redeemed	(9,182,798)	(13,184,774)
Net Increase (Decrease) in Shares Outstanding	1,384,638	(2,110,455)
Class Ia
Shares sold	1,676,595	1,682,198
Shares issued for distributions reinvested	1,224,590	1,465,290
Shares redeemed	(5,199,502)	(5,855,034)
Net Increase (Decrease) in Shares Outstanding	(2,298,317)	(2,707,546)

[a]

During the period ended October 31, 2023, 12,823 Class I shares representing $361,877 were exchanged for 12,757 Investor shares and during the period ended October 31, 2022, 15,746 Class I shares representing $532,812 were exchanged for 15,683 Investor shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

	Year Ended October 31,
Investor Shares	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	30.81	40.42	30.27	34.13	36.02
Investment Operations:
Net investment income[a]	.31	.33	.31	.34	.40
Net realized and unrealized gain (loss) on investments	(.74)	(4.55)	13.50	(.67)	1.82
Total from Investment Operations	(.43)	(4.22)	13.81	(.33)	2.22
Distributions:
Dividends from net investment income	(.39)	(.33)	(.38)	(.43)	(.44)
Dividends from net realized gain on investments	(3.87)	(5.06)	(3.28)	(3.10)	(3.67)
Total Distributions	(4.26)	(5.39)	(3.66)	(3.53)	(4.11)
Net asset value, end of period	26.12	30.81	40.42	30.27	34.13
Total Return (%)	(1.58)	(11.97)	48.22	(1.66)	8.48
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.51	.53	.51	.52	.51
Ratio of net expenses to average net assets	.51	.52	.50	.50	.50
Ratio of net investment income to average net assets	1.11	1.01	.83	1.13	1.19
Portfolio Turnover Rate	17.50	14.80	15.42	17.90	15.37
Net Assets, end of period ($ x 1,000)	1,148,638	1,311,952	1,806,658	1,466,328	1,940,533

a Based on average shares outstanding.

See notes to financial statements.

	Year Ended October 31,
Class I Shares	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	30.70	40.32	30.20	34.07	36.00
Investment Operations:
Net investment income[a]	.39	.42	.40	.42	.48
Net realized and unrealized gain (loss) on investments	(.74)	(4.55)	13.46	(.67)	1.81
Total from Investment Operations	(.35)	(4.13)	13.86	(.25)	2.29
Distributions:
Dividends from net investment income	(.48)	(.43)	(.46)	(.52)	(.55)
Dividends from net realized gain on investments	(3.87)	(5.06)	(3.28)	(3.10)	(3.67)
Total Distributions	(4.35)	(5.49)	(3.74)	(3.62)	(4.22)
Net asset value, end of period	26.00	30.70	40.32	30.20	34.07
Total Return (%)	(1.30)	(11.76)	48.61	(1.42)	8.76
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.26	.28	.26	.27	.26
Ratio of net expenses to average net assets	.26	.27	.25	.25	.25
Ratio of net investment income to average net assets	1.37	1.27	1.09	1.40	1.46
Portfolio Turnover Rate	17.50	14.80	15.42	17.90	15.37
Net Assets, end of period ($ x 1,000)	271,478	391,141	622,795	539,454	802,852

a Based on average shares outstanding.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Midcap Index Fund, Inc. (the “fund”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), is a diversified open-end management investment company. The fund’s investment objective is to seek to match the performance of the S&P’s MidCap 400® Index. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares, which are sold without a sales charge. The fund is authorized to issue 300 million shares of $.001 par value Common Stock. The fund currently has authorized two classes of shares: Investor shares (200 million shares authorized) and Class I (100 million shares authorized). Investor shares are sold primarily to retail investors through financial intermediaries and bear Shareholder Services Plan fees. Class I shares are sold primarily to bank trust departments and other financial service providers (including BNY Mellon and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Shareholder Services Plan fees. Other differences between the classes include the services offered to and the expenses borne by each class, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The fund’s Board of Directors (the “Board”) has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid

NOTES TO FINANCIAL STATEMENTS (continued)

price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depositary Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Futures, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2023 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	1,403,390,844	-	-	1,403,390,844
Investment Companies	23,896,965	-	-	23,896,965
Liabilities ($)
Other Financial Instruments:
Futures††	(945,516)	-	-	(945,516)

† See Statement of Investments for additional detailed categorizations, if any.

†† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchange-traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with BNY Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. Any non-cash collateral received cannot be sold or re-pledged by the fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in the fund’s Statement of Investments. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended October 31, 2023, BNY Mellon earned $47,852 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

NOTES TO FINANCIAL STATEMENTS (continued)

For financial reporting purposes, the fund elects not to offset assets and liabilities subject to a securities lending agreement, if any, in the Statement of Assets and Liabilities. Therefore, all qualifying transactions are presented on a gross basis in the Statement of Assets and Liabilities. As of October 31, 2023, the fund had securities on loan and the value of the related collateral received by the fund exceeded the value of the securities loaned by the fund. The value of the securities loaned by the fund, if any, are also disclosed in the Statement of Assets and Liabilities and in the Statement of Investments. The total amount of cash and non-cash securities lending collateral received is disclosed in the footnotes to the Statement of Investments.

(c) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(d) Market Risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.

(e) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2023, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2023, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2023 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2023, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $13,031,794, undistributed capital gains $122,684,441 and unrealized appreciation $352,971,040.

The tax character of distributions paid to shareholders during the fiscal years ended October 31, 2023 and October 31, 2022 were as follows: ordinary income $21,750,133 and $62,480,299, and long-term capital gains $206,150,900 and $255,761,614, respectively.

During the period ended October 31, 2023, as a result of permanent book to tax differences, primarily due to the tax treatment for treating a portion of the proceeds from redemptions as a distribution for tax purposes, the fund decreased total distributable earnings (loss) by $14,225,277 and increased paid-in capital by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $738 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $618 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $120 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to September 27, 2023, the Citibank Credit Facility was $823.5 million with Tranche A available in an amount equal to $688.5 million and Tranche B available in an amount equal to $135 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund

NOTES TO FINANCIAL STATEMENTS (continued)

based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

During the period ended October 31, 2023, the fund was charged $1,149 for interest expense. These fees are included in Interest expense in the Statement of Operations. The average amount of borrowings outstanding under the Facilities during the period ended October 31, 2023 was approximately $24,110 with a related weighted average annualized interest rate of 4.77%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .25% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has agreed in its management agreement with the fund to: (1) pay all of the fund’s direct expenses, except management fees, Shareholder Services Plan fees and certain other expenses, including the fees and expenses of the non-interested board members and the fees and expenses of counsel to the fund and to the non-interested board members, and (2) reduce its fees pursuant to the management agreement in an amount equal to the fund’s allocable portion of the fees and expenses of the non-interested board members and the fees and expenses of counsel to the fund and to the non-interested board members. These provisions in the management agreement may not be amended without the approval of the fund’s shareholders. During the period ended October 31, 2023, fees reimbursed by the Adviser amounted to $83,600.

(b) Under the Shareholder Services Plan, Investor shares pay the Distributor at an annual rate of .25% of the value of its average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2023, the fund was charged $3,208,507 pursuant to the Shareholder Services Plan.

The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fee of $310,379 and Shareholder Services Plan fees of $250,593, which are offset against an expense reimbursement currently in effect in the amount of $4,650.

(c) Each board member also serves as a board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and futures, during the period ended October 31, 2023, amounted to $279,157,171 and $526,856,945, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Rule 18f-4 under the Act regulates the use of derivatives transactions for certain funds registered under the Act. The fund is deemed a “limited” derivatives user under the rule and is required to limit its derivatives exposure so that the total notional value of applicable derivatives does not exceed 10% of fund’s net assets, and is subject to certain reporting requirements. Each type of derivative instrument that was held by the fund during the period ended October 31, 2023 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity price risk, as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the

NOTES TO FINANCIAL STATEMENTS (continued)

exchange guarantees the futures against default. Futures open at October 31, 2023 are set forth in the Statement of Investments.

The following table summarizes the average market value of derivatives outstanding during the period ended October 31, 2023:

Average Market Value ($)
Equity futures	15,907,780

At October 31, 2023, the cost of investments for federal income tax purposes was $1,074,316,769; accordingly, accumulated net unrealized appreciation on investments was $352,971,040, consisting of $487,284,064 gross unrealized appreciation and $134,313,024 gross unrealized depreciation.

NOTE 5—Shareholder Demand Review:

On July 30, 2021, the fund Board received a demand letter sent on behalf of a shareholder, alleging that the fund paid excessive management fees to the Adviser and the Distributor charged excessive shareholder service fees, and demanding that the Board investigate the compensation paid by the fund to the Adviser and to the Distributor and take certain other actions. In response to the demand letter, the Board established a Demand Review Committee (the “Committee”) of independent members of the Board to investigate the shareholder’s claims with the assistance of independent counsel. At the fund’s fourth quarter 2022 Board meeting, the Committee informed the Board that it had concluded its investigation, presented the findings of its investigation, and recommended that the Board reject taking any of the actions outlined in the demand letter. The Board accepted the Committee’s recommendation and voted to reject taking the actions outlined in the demand letter. During the reporting period, the fund paid $67,947 in extraordinary expense disclosed as Legal fees within the Statement of Operations.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of BNY Mellon Midcap Index Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Midcap Index Fund, Inc. (the “Fund”), including the statement of investments, as of October 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
December 22, 2023

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby reports 99.47% of the ordinary dividends paid during the fiscal year ended October 31, 2023 as qualifying for the corporate dividends received deduction. Also, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $21,713,921 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2024 of the percentage applicable to the preparation of their 2022 income tax returns. The fund also hereby reports $3.8715 per share as a long-term capital gain distribution paid on December 22, 2022.

PROXY RESULTS (Unaudited)

A special meeting of the fund’s shareholders was held on October 12, 2023. The proposal considered at the meeting and the results were as follows:

	Shares
	For	Withheld
To elect Board Members to hold office until their successors are duly elected and qualified†
Francine J. Bovich	25,101,773	937,956
Michael D. DiLecce	25,074,554	965,176
Gina D. France	25,090,435	949,294
Joan L. Gulley	24,988,293	1,051,436
Nathan Leventhal	24,840,290	1,199,440

† Each Board Member’s term to commence January 1, 2024

In addition, Joseph S. DiMartino, Peggy C. Davis, and Robin A. Melvin continue as Board Members of the fund. Mses. France and Gulley currently are Board Members of the fund, but have not been previously elected by shareholders.

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

The fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the fund to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the Board. Furthermore, the Board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the Board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from January 1, 2022 to December 31, 2022, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

BOARD MEMBERS INFORMATION (Unaudited)
Independent Board Members

Joseph S. DiMartino (80)
Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-May 2023)

No. of Portfolios for which Board Member Serves: 86

———————

Peggy C. Davis (80)
Board Member (2006)

Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-Present)

No. of Portfolios for which Board Member Serves: 29

———————

Gina D. France (65)
Board Member (2019)

Principal Occupation During Past 5 Years:

• France Strategic Partners, a strategy and advisory firm serving corporate clients across the United States, Founder, President and Chief Executive Officer (2003-Present)

Other Public Company Board Memberships During Past 5 Years:

• Huntington Bancshares, a bank holding company headquartered in Columbus, Ohio, Director (2016-Present)

• Cedar Fair, L.P., a publicly-traded partnership that owns and operates amusement parks and hotels in the U.S. and Canada, Director (2011-May 2023)

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2015-Present)

No. of Portfolios for which Board Member Serves: 22

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Joan Gulley (76)
Board Member (2017)

Principal Occupation During Past 5 Years:

• Nantucket Atheneum, public library, Chair (June 2018-June 2021) and Director (2015-June 2021)

• Orchard Island Club, golf and beach club, Governor (2016-Present) and President (February 2023-Present)

No. of Portfolios for which Board Member Serves: 39

———————

Robin A. Melvin (60)
Board Member (2012)

Principal Occupation During Past 5 Years:

• Westover School, a private girls’ boarding school in Middlebury, Connecticut, Trustee (2019-June 2023)

• Mentor Illinois, a non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois, Co-Chair (2014–2020); Board Member (2013-2020)

• JDRF, a non-profit juvenile diabetes research foundation, Board Member (June 2021-June 2022)

Other Public Company Board Memberships During Past 5 Years:

• HPS Corporate Lending Fund, a closed-end management investment company regulated as a business development company, Trustee (August 2021-Present)

No. of Portfolios for which Board Member Serves: 68

———————

Michael D. DiLecce (61)
Advisory Board Member (2022)

Principal Occupation During Past 5 Years:

• Retired since July 2022. Global Asset Management Assurance Leader, Ernst & Young LLP (2015-2022)

• Americas Regional Talent Managing Partner for Ernst & Young’s Financial Service Practice (2017-2021)

• Partner, Ernst & Young LLP (1997-2022)

No. of Portfolios for which Board Member Serves: 22

———————

The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc., 240 Greenwich Street, New York, New York 10286. Additional information about each Board Member is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Vice President and Director of the Adviser since February 2021; Head of North America Distribution, BNY Mellon Investment Management since February 2023; and Head of North America Product, BNY Mellon Investment Management from January 2018 to February 2023. He is an officer of 53 investment companies (comprised of 102 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 45 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since November 2001.

Director of the Adviser since February 2023; Vice President of the Adviser since September 2020; and Director–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 65 years old and has been an employee of the Adviser since April 1985.

PETER M. SULLIVAN, Chief Legal Officer since July 2021 and Vice President and Assistant Secretary since March 2019.

Chief Legal Officer of the Adviser and Associate General Counsel of BNY Mellon since July 2021; Senior Managing Counsel of BNY Mellon from December 2020 to July 2021; and Managing Counsel of BNY Mellon from March 2009 to December 2020. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of BNY Mellon since April 2004.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; and Secretary of the Adviser. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 57 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon since December 2021; and Counsel of BNY Mellon from August 2018 to December 2021. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 33 years old and has been an employee of BNY Mellon since August 2013.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Vice President of BNY Mellon ETF Investment Adviser; LLC since February 2020; Senior Managing Counsel of BNY Mellon since September 2021; and Managing Counsel of BNY Mellon from December 2017 to September 2021. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 48 years old and has been an employee of BNY Mellon since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 58 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 38 years old and has been an employee of BNY Mellon since June 2012.

JOANNE SKERRETT, Vice President and Assistant Secretary since March 2023.

Managing Counsel of BNY Mellon since June 2022; and Senior Counsel with the Mutual Fund Directors Forum, a leading funds industry organization, from 2016 to June 2022. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 51 years old and has been an employee of the Adviser since June 2022.

OFFICERS OF THE FUND (Unaudited) (continued)

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Chief Compliance Officer since August 2021 and Vice President since February 2020 of BNY Mellon ETF Investment Adviser, LLC; Chief Compliance Officer since August 2021 and Vice President and Assistant Secretary since February 2020 of BNY Mellon ETF Trust; Managing Counsel of BNY Mellon from December 2019 to August 2021; Counsel of BNY Mellon from May 2016 to December 2019; and Assistant Secretary of the Adviser from April 2018 to August 2021. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 38 years old and has been an employee of BNY Mellon since May 2016.

DANIEL GOLDSTEIN, Vice President since March 2022.

Head of Product Development of North America Distribution, BNY Mellon Investment Management since January 2018; Executive Vice President of North America Product, BNY Mellon Investment Management since April 2023; and Senior Vice President, Development & Oversight of North America Product, BNY Mellon Investment Management from 2010 to March 2023. He is an officer of 53 investment companies (comprised of 102 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Distributor since 1991.

JOSEPH MARTELLA, Vice President since March 2022.

Vice President of the Adviser since December 2022; Head of Product Management of North America Distribution, BNY Mellon Investment Management since January 2018; Executive Vice President of North America Product, BNY Mellon Investment Management since April 2023; and Senior Vice President of North America Product, BNY Mellon Investment Management from 2010 to March 2023. He is an officer of 53 investment companies (comprised of 102 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 47 years old and has been an employee of the Distributor since 1999.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since April 1991.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004; and Chief Compliance Officer of the Adviser from 2004 until June 2021. He is the Chief Compliance Officer of 53 investment companies (comprised of 105 portfolios) managed by the Adviser. He is 66 years old.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust. She is an officer of 47 investment companies (comprised of 114 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 55 years old and has been an employee of the Distributor since 1997.

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For More Information

BNY Mellon Midcap Index Fund, Inc.

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Investor: PESPX Class I: DMIDX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2023 BNY Mellon Securities Corporation 0113AR1023

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Gina France, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Ms. France is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $35,550 in 2022 and $36,261 in 2023.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $7,538 in 2022 and $7,712 in 2023. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2022 and $0 in 2023.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $4,763 in 2022 and $4,763 in 2023. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $6,737 in 2022 and $6,737 in 2023.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $1,501 in 2022 and $1,686 in 2023. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2022 and $0 in 2023.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $2,189,735 in 2022 and $1,779,328 in 2023.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

(i)	Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Midcap Index Fund, Inc.

By: /s/ David J. DiPetrillo

David J. DiPetrillo

President (Principal Executive Officer)

Date: December 19, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David J. DiPetrillo

David J. DiPetrillo

President (Principal Executive Officer)

Date: December 19, 2023

By: /s/ James Windels

James Windels

Treasurer (Principal Financial Officer)

Date: December 19, 2023

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)